Huntington Director Outlook Series II/IIR

Talcott Resolution Life Insurance Company
Separate Account Two

File No. 333-101950

Supplement Dated July 19, 2018 to your Prospectus Dated May 1, 2018 as amended June 28, 2018

The Huntington Director Outlook II/IIR table of minimum and maximum expenses in section “Fee Tables” of your prospectus is deleted and replaced with the following:

Huntington Director Outlook II/IIR	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including managements fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.41%	1.93%

The Huntington Director Outlook table under “Example” in section “Fee Tables” of your prospectus is deleted and replaced with the following:

Huntington Director Outlook:

(1) If you Surrender your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$1,116	$1,897	$2,404	$4,833
(2) If you annuitize at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$372	$1,332	$2,297	$4,724
(3) If you do not Surrender your Contract:
	1 year	3 years	5 years	10 years
B Share	$479	$1,440	$2,404	$4,833

This Supplement Should Be Retained For Future Reference.

HV-7741